UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 1, 2006
Commercial Metals Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
First Amendment to Employment Agreement

Item 1.01 Entry into Material Definitive Agreement
On September 1, 2006, Commercial Metals Company (the “Company”) entered into a First Amendment to Employment Agreement (the “First Amendment”) with Murray R. McClean in connection with his appointment as Chief Executive Officer of the Company effective September 1, 2006. The First Amendment amends the Employment Agreement with Mr. McClean, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 26, 2005, and provides an increase in the salary of Mr. McClean from $475,000 to $600,000.
A copy of the First Amendment is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibit is filed with this Form 8-K.
          99.1 First Amendment to Employment Agreement, September 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: September 1, 2006
	By: Name:	/s/ William B. Larson William B. Larson
	Title:	Vice President and Chief Financial Officer